        Exhibit 10.1

GUARANTOR JOINDER AGREEMENT

May 17, 2024

Reference is made to the Third Amended and Restated Credit Agreement, dated as of April 30, 2021 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders party thereto and Bank of America, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein (this “Guarantor Joinder Agreement”) with the same meanings.

NOW, THEREFORE, the Administrative Agent and Labcorp Holdings Inc., a Delaware corporation (the “New Guarantor”), in its capacity as a Guarantor, hereby agree as follows:

1. Joinder as Guarantor and as the Parent and the Company. In accordance with Section 6.09(a) and Section 11.23(c) of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor, but in any event subject to the same terms, provisions and limitations set forth in Article X of the Credit Agreement. The New Guarantor hereby (x) becomes party to the Credit Agreement as the Parent and the Company and assumes the obligations set forth in the Credit Agreement applicable to it in such capacities and (y) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor and a Loan Party and as the Parent and the Company. Each reference to a Guarantor and a Loan Party and to the Parent and the Company in the Credit Agreement shall be deemed to include the New Guarantor.

2.    Representations and Warranties. The New Guarantor represents and warrants that each of the representations and warranties set forth in the Credit Agreement and applicable to the New Guarantor is true in all material respects on and as of the date hereof, except to the extent any such representation and warranty (i) expressly relates to an earlier date in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects.

3. Severability. Any provision of this Guarantor Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Guarantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed counterpart of a signature page to this Guarantor Joinder Agreement by facsimile or other electronic transmission (including “.pdf” or “.tif” files) shall be effective as delivery of an original executed counterpart of this Guarantor Joinder Agreement. The words "execution," "signed," "signature," and words of similar import in this Guarantor Joinder Agreement or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as manually executed signatures, physical delivery or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.

5.    No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

6.    Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 11.02 of the Credit Agreement.

7.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Guarantor Joinder Agreement to be duly executed and delivered by their duly authorized officer as of the date first set forth above.

LABCORP HOLDINGS INC., as New Guarantor and as the Parent and the Company
By:	/s/ Glenn A. Eisenberg
Name: Glenn A. Eisenberg
Title: Executive Vice President and Chief Financial Officer

    [Guarantor Joinder Agreement – LabCorp]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

    [Guarantor Joinder Agreement – LabCorp]